UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Georgia Municipal Bond Fund	FGATX	NMUBX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FTLBX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FBNCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FMTBX	FTNCX	FTNRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 21, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Portfolio managers Daniel Close and Steven Hlavin examine economic and market conditions, key investment strategies and the performance of the Funds. Dan, who has 13 years of investment experience, has managed the Georgia, North Carolina and Tennessee Funds since 2007. Steve, with eight years of investment experience, has managed the Louisiana Fund since January 2011.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ending May 31, 2011?

During this period, the U.S. economy demonstrated some signs of modest improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting (following the end of this reporting period), the central bank stated that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also completed its second round of quantitative easing with the purchase of $600 billion in longer-term U.S. Treasury bonds. The goal of this plan was to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking the seventh consecutive quarter of positive growth. The employment situation slowly improved, with the national jobless rate registering 9.1% in May 2011, down from 9.6% a year earlier. While the Fed’s longer-term inflation expectations remained stable, inflation over this period posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.6% year-over-year as of May 2011. The core CPI (which excludes food and energy) increased 1.5%, staying within the Fed’s unofficial objective of 2.0% or lower for this measure. The housing market remained a major weak spot in the economy. For the twelve months ended April 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 4.0%, with six of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

The municipal bond market was affected by a significant decline in new tax exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt in 2010 under the Build America Bond (BAB)

Nuveen Investments	5

program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired on December 31, 2010. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, taxable BAB issuance totaled $74.5 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly during the first part of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of some state and local governments. As a result, money began to flow out of municipal mutual funds as yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve.

Over the twelve months ended May 31, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $335.7 billion, a decrease of 15% compared with the issuance of the twelve-month period ended May 31, 2010. For the first five months of 2011, municipal issuance nationwide was down 50% from the first five months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

What type of economic environment did the four states profiled in this report experience?

Georgia was hard hit by the recent recession, with major job losses in financial services, manufacturing, construction, and the government sector. To date, the state’s economic recovery has been weaker than in many other states. In 2010, the Georgia economy expanded at a rate of 1.4%, compared with the national average growth of 2.6%. As of May 2011, unemployment in Georgia was 9.8%, its lowest level since June 2009, down from 10.0% in May 2010 but still higher than the national rate of 9.1%. In the state’s housing market, foreclosure activity remained higher than the national average. Although the national inventory of houses in foreclosure has dropped to 2008 levels, Georgia’s inventory of foreclosed homes was approximately 20% higher than the national level. According to the S&P/Case-Shiller home price Index, housing prices in Atlanta fell 3.5% between April 2010 and April 2011 (most recent data available at the time this report was prepared), compared with a gain of 0.2% for the twelve-month period ended April 2010. In April 2011, Georgia adopted an $18.3 billion fiscal 2012 state budget, which cut spending across all state agencies by an average of 7%. Despite these circumstances, Georgia’s recovery appeared to remain on track. The state has a diverse economic base supported by service, manufacturing and agricultural industries. As of May 2011, Georgia’s general obligation debt continued to be rated Aaa and AAA, with stable outlooks by both Moody’s and S&P, respectively. For the twelve months ended May 31, 2011, municipal issuance in Georgia totaled $6.8 billion, down 39% from the previous twelve months.

Louisiana’s economy has outperformed the nation as a whole during the recent economic downturn, in large part due to the post-hurricane rebuilding effort. As of May 31, 2011, Louisiana’s unemployment rate of 8.2% was lower than the national average of 9.1%, but it has been trending steadily upward for the past two years. In addition, the full economic

6	Nuveen Investments

and environmental fallout from the Gulf of Mexico oil spill in April 2010 is still being evaluated. While drilling has resumed, uncertainty exists surrounding deep-water drilling regulations, which could have negative consequences for Louisiana’s economy, given its reliance on the oil industry. The enacted fiscal 2011 budget set spending at $7.7 billion, a slight increase from fiscal 2010’s actual tax revenue collections. Through March 2011, fiscal 2011 tax collections were showing improvements from the same period a year ago. Much of the improvement in the fiscal 2011 outlook was based on strong sales-tax growth and personal income-tax collections. For fiscal 2012, Louisiana faces a $1.6 billion structural deficit, which is approximately 6% of the state’s budget. The gap is mainly a product of expiring federal stimulus assistance, rising Medicaid costs and low revenue growth. The governor’s budget proposal addresses the gap largely through expenditure and headcount reductions. At the end of the reporting period, Louisiana’s general obligation bonds were rated Aa2 by Moody’s and had been upgraded to AA by S&P on May 5, 2011. Louisiana issued $6.6 billion in municipal bonds during the twelve months ending May 31, 2011, an increase of about 90.0% year over year and a sharp contrast to the nationwide decline of 15.1%.

In 2010, North Carolina recorded GDP growth of 3.4%, compared with the national measure of 2.6%. In recent months, the state’s recovery from recession has stalled somewhat, as job gains in the professional and business services and financial sectors were offset to some degree by continued losses in other sectors, especially construction. As of May 2011, North Carolina’s unemployment rate was 9.7%, its lowest level since January 2009, down from 10.8% in May 2010 but still higher than the national rate of 9.1%. In the years preceding the most recent recession, North Carolina worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology, and services. As a result, the state now serves as an important high-tech base and its major universities attract both technology firms and professionals. Although the pre-recession bubble in housing prices was smaller in North Carolina than nationally, the state’s housing market has been slow to reverse the decline. As homes prices nationally lost 4.0% during the twelve months ended April 2011 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller home price Index, housing prices in Charlotte dropped 6.6%, reaching a new low. According to current projections, North Carolina faces a budget gap equal to $2.4 billion, or about 12% of the $19.7 billion fiscal 2012 state budget. As of May 2011, Moody’s and S&P rated North Carolina general obligation debt at Aaa and AAA, respectively. During the twelve months ended May 31, 2011, $6.7 billion of municipal debt was issued in North Carolina, down 28% from that issued during the twelve months ended May 31, 2010.

At period end, Tennessee’s general obligation bonds continued to maintain ratings of Aaa from Moody’s and AA+ from S&P. According to Moody’s Economy.com, the Tennessee economy is regaining momentum, as factory production and the labor force have resumed growth. Improvement, however, has not been broad based, as the job market has struggled to post consistent gains. As of May 31, 2011, Tennessee’s unemployment rate of 9.7% was higher than the national average of 9.1%, and was expected to remain slightly above the U.S. figure. The state has an above-average reliance on the struggling manufacturing sector, but gains in U.S. business investment spending was expected to be a benefit for the state’s non-auto capital goods producers,

Nuveen Investments	7

which would allow manufacturing to eventually resume a steady pace of growth. Because Tennessee does not have an income tax, the state depends largely on sales taxes, which account for approximately 60% of state tax revenues. Due to weakened economic conditions, sales tax revenues fell in 2008, 2009 and 2010. However, total tax receipts have been improving since April 2010, and Tennessee’s general fund posted a small net operating surplus of $120 million in fiscal 2010, following a deficit in 2009. In May 2011, the legislature passed a budget proposal for fiscal 2012, which recognizes a 3.65% revenue growth rate, but most of the increase will go to cover the upsurges in TennCare medical costs and education funding. During the twelve-month reporting period, Tennessee issued $4.2 billion in municipal bonds, a decline of 7.4% year over year compared to a drop of 15.1% nationwide.

How did the Funds perform during the twelve-month period?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2011. Each Fund’s total returns are compared with the performance of its corresponding market indexes and peer group averages.

During the past twelve months, the Class A Shares at net asset value (NAV) of the Louisiana Fund outpaced the Standard & Poor’s (S&P) National Municipal Bond Index, while the Georgia, North Carolina and Tennessee Funds lagged the index to varying degrees. The Georgia, North Carolina and Tennessee Funds also trailed their corresponding S&P state-specific municipal bond indexes, while the Louisiana Fund outpaced the S&P Louisiana Municipal Bond Index. All four Funds beat their corresponding Lipper state-level peer group average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

Relative to the Standard & Poor’s (S&P) National Municipal Bond Index, the Georgia Fund was helped by its underweighting in very long-dated bonds, as this segment of the yield curve was disproportionately hurt when the market declined in late 2010 and early 2011. Favorable sector positioning also added to performance, as the Fund accrued benefits from its health care allocation. The Fund’s credit-quality exposure was negative, with relative overweightings in non-rated and lower-rated bonds hurting results amid investors’ recent preference for higher-quality debt.

We were not frequent purchasers of new bonds for the Georgia Fund during the twelve-month period. In the first half, with the municipal bond market backdrop still relatively strong, we purchased a longer-dated AA-rated Georgia health care issue. We also bought a non-rated Atlanta tax increment finance (TIF) district bond that we believed provided

8	Nuveen Investments

our shareholders with good long-term value. In the period’s second half, the relatively limited purchase activity continued with a lower-rated TIF district bond, a lower-rated health care credit, and an AAA-rated water/sewer bond issue we believed was attractively priced and offered good upside potential.

As with many other municipal bond funds during the period, the Georgia Fund experienced investment outflows. To meet the redemption activity, we sold some advance refunded bonds with very short maturity dates, as these securities were highly liquid and, in our view, offered limited appreciation prospects. We also used the proceeds of called bonds and sold certain industrial development revenue (IDR) bonds that had already risen substantially in price. We avoided selling bonds with lower credit ratings, since we believed these were more likely to perform better in a more risk-friendly market climate.

Unlike in the Georgia Fund, the North Carolina Fund’s interest-rate stance was modestly negative relative to the national municipal bond index. In large part, this was because of the Fund’s overweighting in weak-performing long-dated securities. Sector positioning also limited the portfolio’s performance. For example, we were underweighted in long-dated state general obligation bonds compared with the national municipal bond market, as North Carolina rarely issues these types of securities. As a result, the Fund’s more-limited exposure to this outperforming category was negative. The Fund was further hampered by reduced exposure to corporate-backed industrial development revenue bonds, which we would have benefited from owning in greater quantity.

In the first half of the twelve-month reporting period, we were active purchasers of bonds for the North Carolina portfolio and made very few sales during this time, as we had significant new investment inflows into the Fund. This situation changed dramatically during the second half of the period, when the Fund experienced more outflows than inflows.

In the period’s first half, new purchases included longer-dated health care bonds across a range of credit ratings, a Raleigh airport bond issue, a county-level certificate of participation bond issue and, in the secondary municipal market, higher-education bonds. To finance these purchases, we relied on the proceeds of investment inflows and bond calls. We also sold lower-rated New Mexico electric utility bonds, which had been previously added to the portfolio to remain fully invested but which we were eager to sell once suitable in-state opportunities arose.

Once inflows turned to outflows, our buying activity slowed dramatically and was limited to three new purchases — two long-dated water/sewer bonds and an A-rated health care credit. As in the Georgia Fund, we predominantly sold short-maturity advance refunded and industrial development revenue bonds that we did not expect to perform well. We also sold certain municipal bonds with characteristics that have traditionally appealed to individual investors — intermediate- and longer-duration bonds trading at a slight discount to their face values. Because bonds with these structures were in demand, we were able to sell them for what we believed were good prices.

In addition, the North Carolina Fund also entered into forward interest rate swap contracts to reduce the duration of the Fund’s portfolio.

Nuveen Investments	9

Favorable duration positioning helped the Tennessee Fund’s performance. More limited exposure to bonds occupying the very shortest segment of the yield curve proved to be helpful, as these bonds underperformed. In contrast, the Fund’s allocation to BBB-rated bonds hurt, as being more exposed to these lower-investment-grade-rated bonds was unfortunate when investors participated in their “flight to quality” late in 2010 and early 2011. On a sector basis, allocations to health care and housing bonds hindered performance, while positioning among advance refunded bonds was favorable.

The Tennessee Fund also experienced healthy new investment activity in the first half of the reporting period. During this time, our primary objective was to keep the Fund fully invested. As we discussed in a previous shareholder report, one way we accomplished this goal was to add to our holdings in gas-prepaid bonds. These types of securities make up a large portion of the Tennessee municipal bond market, but we were previously underweighted in the category because we wanted to keep the Fund sufficiently diversified. When the municipal bond market began to correct in the fall of 2010, the bonds were trading at historically very low prices, providing an attractive purchase opportunity that enabled us to reduce our sizeable underweighting at the same time.

Other noteworthy purchases during this span included a variety of housing bonds, higher-education issues, health care credits and airport bonds. However, with moderate investment outflows in the period’s second half, the Fund’s investment activity dropped off substantially. We made only a few additional purchases across a variety of sectors — higher-rated federal agency housing bonds; AA-rated water/sewer bonds; highly rated general obligation bonds; and an A-rated higher-education bond. All of these bonds featured intermediate and longer maturities and, in our opinion, were set to provide good long-term value for the Fund’s investors.

To finance purchases and meet shareholder redemptions, we took advantage of a significant level of call activity. Also, as with the Georgia and North Carolina Funds’ portfolios, we sold certain short-maturity advance refunded bonds and industrial development revenue bonds with limited performance prospects.

Nuveen Louisiana Municipal Bond Fund

Compared with the S&P National Municipal Bond Index, the Fund’s duration positioning was advantageous. In other words, the portfolio was well positioned to benefit from fluctuating interest rates throughout the period. Favorable security selection also contributed meaningfully to the Fund’s relative performance, with various Louisiana gas and fuel tax bonds performing especially well as investors bid up the securities’ prices. Another positive was the Fund’s credit-quality exposure, with a relative overweighting in BB-rated bonds boosting results. These lower-rated securities outperformed despite the challenging credit conditions in the municipal bond market.

Although very little detracted in what was otherwise a strong year of performance, the Fund’s results did suffer modestly from an overweighting in BBB rated bonds — the lowest segment of the investment-grade bond universe — which failed to perform as well as their even-lower-rated counterparts. Modestly underweighting the market’s highest-rated bonds — those with AA and AAA credit ratings — also had a slight negative impact.

10	Nuveen Investments

Early in the twelve-month reporting period, activity in the portfolio was relatively quiet. Not until the municipal bond market’s significant sell-off in the final quarter of 2010 and in early 2011 did we take advantage of low bond prices to add securities we believed offered exceptional value for our shareholders. During this time, we purchased a number of bonds and focused on issuers with credit ratings of A and BBB.

Also of note, we added some leveraged tender option bond trusts to the portfolio, as we believed favorable market conditions and extremely low borrowing costs gave us the opportunity to both enhance the Fund’s yield and keep its duration at a desired level.

Another management theme was to swap out of industrial development revenue (IDR) bonds. Given their recent strength, we saw an opportunity to exchange these corporate-backed securities for bonds in other sectors with better yields and comparable or lower credit risks. Similarly, we traded certain bonds in the portfolio for other bonds from the same issuer but offering higher coupons. For example, we sold our stake in Puerto Rico sales tax bonds and used the proceeds to buy a Puerto Rico public improvement bond issue. We believed these latter securities offered a similar amount of risk, even as it provided more income.

Other than this swap activity, we were not active sellers during the period. To finance additional purchases, we used the proceeds of bond calls and maturities, as well as the modest investment inflows that came into the portfolio in the first half of the twelve-month period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below-investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states.

Dividend Information

The Class B Shares of the Nuveen Georgia Municipal Bond Fund saw one dividend reduction in June 2010, while the Fund’s Class C Shares had its dividend cut in December 2010, and the Fund’s Class B Shares experienced a dividend increase in March 2011. The Nuveen Louisiana Municipal Bond Fund’s Class C dividend was reduced in September 2010. All share classes of the Nuveen North Carolina Municipal Bond Fund saw one dividend increase in March 2011, while the Fund’s Class B Shares’ dividend was reduced in September 2010. There were no dividend changes to the Nuveen Tennessee Municipal Bond Fund’s share classes.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has

Nuveen Investments	11

cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2011, all four Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

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Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.30%	3.25%	4.23%
Class A Shares at maximum Offering Price	-2.02%	2.37%	3.78%
Standard & Poor’s (S&P) Georgia Municipal Bond Index*	3.80%	4.56%	4.96%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Georgia Municipal Debt Funds Average*	1.34%	3.20%	3.95%

Class B Shares w/o CDSC	1.66%	2.52%	3.62%
Class B Shares w/CDSC	-2.27%	2.35%	3.62%
Class C Shares at NAV	1.75%	2.68%	3.67%
Class I Shares at NAV	2.54%	3.47%	4.45%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.69%	3.46%	4.20%
Class A Shares at maximum Offering Price	-1.65%	2.57%	3.75%
Class B Shares w/o CDSC	1.95%	2.71%	3.60%
Class B Shares w/CDSC	-1.99%	2.54%	3.60%
Class C Shares at NAV	2.14%	2.89%	3.62%
Class I Shares at NAV	2.94%	3.69%	4.42%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

*	Refer to the Glossary of Terms Used in the Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.27%	3.74%	4.22%
Class A Shares at maximum Offering Price	-0.08%	2.86%	3.78%
Standard & Poor’s (S&P) Louisiana Municipal Bond Index*	3.51%	4.69%	5.18%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	3.50%	2.97%	3.60%
Class B Shares w/CDSC	-0.49%	2.80%	3.60%
Class C Shares at NAV	3.70%	3.17%	3.65%
Class I Shares at NAV	4.49%	3.90%	4.45%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	5.35%	4.01%	4.24%
Class A Shares at maximum Offering Price	0.95%	3.13%	3.79%
Class B Shares w/o CDSC	4.68%	3.24%	3.61%
Class B Shares w/CDSC	0.68%	3.07%	3.61%
Class C Shares at NAV	4.87%	3.45%	3.67%
Class I Shares at NAV	5.58%	4.17%	4.46%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.86%
Class B	1.61%
Class C	1.41%
Class I	0.66%

*	Refer to the Glossary of Terms Used in the Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.30%	3.98%	4.52%
Class A Shares at maximum Offering Price	-1.98%	3.09%	4.08%
Standard & Poor’s (S&P) North Carolina Municipal Bond Index*	3.66%	4.95%	5.26%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper North Carolina Municipal Debt Funds Average*	1.33%	3.48%	4.02%

Class B Shares w/o CDSC	1.56%	3.21%	3.90%
Class B Shares w/CDSC	-2.37%	3.04%	3.90%
Class C Shares at NAV	1.77%	3.41%	3.95%
Class I Shares at NAV	2.53%	4.21%	4.73%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.00%	4.18%	4.48%
Class A Shares at maximum Offering Price	-1.33%	3.30%	4.03%
Class B Shares w/o CDSC	2.26%	3.41%	3.85%
Class B Shares w/CDSC	-1.71%	3.24%	3.85%
Class C Shares at NAV	2.47%	3.61%	3.91%
Class I Shares at NAV	3.23%	4.39%	4.69%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.80%
Class B	1.55%
Class C	1.35%
Class I	0.60%

*	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.64%	4.38%	4.85%
Class A Shares at maximum Offering Price	-1.68%	3.49%	4.40%
Standard & Poor’s (S&P) Tennessee Municipal Bond Index*	3.13%	4.14%	4.84%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	1.88%	3.59%	4.22%
Class B Shares w/CDSC	-2.07%	3.42%	4.22%
Class C Shares at NAV	2.09%	3.80%	4.27%
Class I Shares at NAV	2.86%	4.59%	5.06%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.00%	4.54%	4.82%
Class A Shares at maximum Offering Price	-1.33%	3.65%	4.38%
Class B Shares w/o CDSC	2.24%	3.76%	4.19%
Class B Shares w/CDSC	-1.72%	3.59%	4.19%
Class C Shares at NAV	2.46%	3.99%	4.25%
Class I Shares at NAV	3.22%	4.75%	5.03%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.82%
Class B	1.57%
Class C	1.37%
Class I	0.61%

*	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Yields (Unaudited) as of May 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Georgia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at maximum Offering Price[5]	4.01%	3.57%	5.27%
Class B Shares at NAV	3.49%	2.96%	4.37%
Class C Shares at NAV	3.68%	3.18%	4.70%
Class I Shares at NAV	4.43%	3.93%	5.81%

Nuveen Louisiana Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares at maximum Offering Price[5]	4.25%	3.97%	5.77%
Class B Shares at NAV	3.70%	3.40%	4.94%
Class C Shares at NAV	3.88%	3.61%	5.25%
Class I Shares at NAV	4.65%	4.36%	6.34%

Nuveen North Carolina Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares at maximum Offering Price[5]	3.83%	3.28%	4.94%
Class B Shares at NAV	3.29%	2.67%	4.02%
Class C Shares at NAV	3.47%	2.88%	4.34%
Class I Shares at NAV	4.21%	3.62%	5.45%

Nuveen Tennessee Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares at maximum Offering Price[5]	3.84%	3.34%	4.93%
Class B Shares at NAV	3.26%	2.74%	4.05%
Class C Shares at NAV	3.47%	2.95%	4.36%
Class I Shares at NAV	4.22%	3.69%	5.45%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.2%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.6%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Holding Summaries (Unaudited) as of May 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1

Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1

Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality2

Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	25.7%
Water and Sewer	16.7%
Health Care	15.7%
Tax Obligation/Limited	10.9%
Education and Civic Organizations	7.6%
Utilities	6.5%
U.S. Guaranteed	6.5%
Housing/Multifamily	5.2%
Other	5.2%

Portfolio Composition[1]
Tax Obligation/Limited	27.8%
Health Care	21.3%
Education and Civic Organizations	8.5%
Tax Obligation/General	8.1%
Utilities	7.1%
Transportation	5.1%
Housing/Single Family	4.8%
Consumer Staples	4.5%
Water and Sewer	4.3%
Other	8.5%

Portfolio Composition[2]
Tax Obligation/Limited	25.9%
Water and Sewer	19.7%
Health Care	13.5%
Transportation	12.9%
Education and Civic Organizations	7.4%
Utilities	7.0%
Other	13.6%

Portfolio Composition[1]
Utilities	17.0%
Health Care	16.8%
Tax Obligation/General	15.0%
Water and Sewer	14.8%
U.S. Guaranteed	13.1%
Education and Civic Organizations	7.8%
Housing/Multifamily	7.6%
Other	7.9%

1	As a percentage of total investments, as of May 31, 2011. Holdings are subject to change.

2	As a percentage of total investments, excluding investments in derivatives, as of May 31, 2011. Holdings are subject to change.

Nuveen Investments	23

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Georgia

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,017.60	$1,014.00	$1,014.80	$1,018.90	$1,020.84	$1,017.10	$1,018.10	$1,021.84
Expenses Incurred During Period	$4.12	$7.88	$6.88	$3.12	$4.13	$7.90	$6.89	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Louisiana

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,026.90	$1,023.00	$1,024.00	$1,028.00	$1,020.74	$1,017.00	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.24	$8.02	$7.01	$3.24	$4.23	$8.00	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	Nuveen Investments

North Carolina

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,014.40	$1,010.80	$1,011.80	$1,016.60	$1,020.99	$1,017.20	$1,018.25	$1,021.99
Expenses Incurred During Period	$3.97	$7.77	$6.72	$2.97	$3.98	$7.80	$6.74	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.55%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Tennessee

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,014.50	$1,010.70	$1,011.80	$1,015.60	$1,020.89	$1,017.15	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.07	$7.82	$6.82	$3.07	$4.08	$7.85	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	25

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund, and Nuveen Tennessee Municipal Bond Fund (each a series of the Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2011

26	Nuveen Investments

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 7.5%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,017,020

3,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	2,981,940

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – NPFG Insured	8/14 at 100.00	A1	1,077,086

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	N/R	2,807,700

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – NPFG Insured	5/14 at 100.00	Aa3	2,012,481

3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	3,081,450
12,875	Total Education and Civic Organizations			12,977,677
	Energy – 0.5%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	928,360
	Health Care – 15.6%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/11 at 100.00	BB+	2,585,016

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB–	1,963,567
750	5.000%, 12/01/26	12/14 at 100.00	BBB–	694,253

350	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	326,193

1,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,494,945

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	2,880,840

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A2	2,452,675
2,000	5.250%, 10/01/42	10/17 at 100.00	A2	1,922,660

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	1,937,297

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	N/R	2,267,306

	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999:
250	6.700%, 7/01/16	7/11 at 100.00	N/R	249,970
2,250	6.500%, 7/01/27	7/11 at 100.00	N/R	2,031,908

4,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	4,007,000

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,125,508
28,150	Total Health Care			26,939,138

Nuveen Investments	27

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 5.2%

$3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	$3,097,224

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,227,198

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	N/R	4,651,650
10,015	Total Housing/Multifamily			8,976,072
	Housing/Single Family – 0.8%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,329,532
	Industrials – 1.4%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,451,200
	Materials – 0.6%

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,080,860
	Tax Obligation/General – 25.5%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,431,630

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	2,204,158

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – NPFG Insured	7/11 at 100.00	Aa1	1,415,495

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,686,900

4,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA+	5,130,947

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,885,400

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/13 at 101.00	Aa2	1,192,185

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – NPFG Insured	2/15 at 100.00	AA+	3,155,880

1,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	1,027,320

500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	579,060

500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	551,810

280	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	310,212

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,255,499

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2868, 13.823%, 2/01/16 (IF)	No Opt. Call	AAA	1,842,523

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – NPFG Insured	7/14 at 101.00	Aa1	1,702,431

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2		$5,285,020

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
710	4.750%, 2/01/29	2/17 at 100.00	AA+		722,127
2,425	5.000%, 2/01/33	2/17 at 100.00	AA+		2,470,930

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R		2,152,414
43,820	Total Tax Obligation/General				44,001,941
	Tax Obligation/Limited – 10.8%

3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	Aa2		3,235,936

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
350	5.250%, 12/01/22 – AGC Insured	No Opt. Call	AA+		362,499
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA+		1,438,233

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	No Opt. Call	N/R		2,545,400

2,030	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–		2,121,167

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
400	5.400%, 1/01/20	7/15 at 100.00	A–		406,416
1,575	5.600%, 1/01/30	7/15 at 100.00	A–		1,506,614

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA		1,036,685

110	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+		129,116

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
280	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa1		296,680
70	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa1		73,925

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A1		1,669,778

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		3,202,948

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2		594,185
17,765	Total Tax Obligation/Limited				18,619,582
	Transportation – 1.9%

3,335	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA+		3,335,400
	U.S. Guaranteed – 6.4% (4)

890	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA+	(4)	1,005,059

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R	(4)	4,036,463

3,000	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – NPFG Insured	2/12 at 102.00	Aaa		3,159,990

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – NPFG Insured (ETM)	No Opt. Call	AAA		1,156,280

Nuveen Investments	29

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa1	(4)	$1,745,032
10,315	Total U.S. Guaranteed				11,102,824
	Utilities – 6.5%

465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – NPFG Insured	3/12 at 100.00	Baa1		467,627

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	A		3,073,950

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+		1,734,285

105	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – AGM Insured	No Opt. Call	AA+		107,426

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation – Scherer Plant, Series 1992A, 6.800%, 1/01/12	No Opt. Call	A		1,031,350

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A+		350,076

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A		1,295,153

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A2		3,120,900
11,420	Total Utilities				11,180,767
	Water and Sewer – 16.6%

5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1		5,638,750

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AA+		253,185

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
110	6.000%, 10/01/11 – NPFG Insured	No Opt. Call	Baa1		112,104
405	6.100%, 10/01/19 – NPFG Insured	No Opt. Call	Baa1		490,856

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA+		819,544

110	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 – AGM Insured	6/14 at 100.00	AA+		119,529

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	Aa3		1,032,740

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 – AMBAC Insured	6/13 at 100.00	Aa2		148,292

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32	6/18 at 100.00	Aa2		1,129,062
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa2		3,814,294

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA+		988,140

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	Aa1		2,533,700

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2		1,036,430

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2		1,806,737

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	$2,309,720

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AA–	1,038,840

3,500	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	Aa1	3,588,689

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA+	1,129,959

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33	1/19 at 100.00	Aa2	107,255

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	471,146
27,250	Total Water and Sewer			28,568,972
$170,770	Total Investments (cost $171,254,409) – 99.3%			171,492,325
	Floating Rate Obligations – (2.0)%			(3,380,000)
	Other Assets Less Liabilities – 2.7%			4,507,229
	Net Assets – 100%			$172,619,554

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

ETM	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.5%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$2,440	5.500%, 5/15/30	11/11 at 101.00	A	$2,433,095
2,000	5.875%, 5/15/39	11/11 at 101.00	A–	1,849,440
4,440	Total Consumer Staples			4,282,535
	Education and Civic Organizations – 8.5%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – NPFG Insured	11/11 at 101.00	A3	1,438,680

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – NPFG Insured	10/12 at 102.00	Baa1	2,034,720

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA+	1,549,635

1,460	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – NPFG Insured	8/14 at 100.00	A3	1,439,998

1,530	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/26 – NPFG Insured	9/16 at 100.00	A+	1,578,333
7,990	Total Education and Civic Organizations			8,041,366
	Health Care – 21.2%

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Series 2010A, 5.875%, 10/01/40	10/20 at 100.00	A3	1,446,090

1,250	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	1,343,613

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	3,698,520

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA+	1,949,094

	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A:
1,000	6.375%, 7/01/30	7/14 at 100.00	A+	1,018,780
2,000	5.250%, 8/15/32	8/15 at 100.00	A+	1,868,900

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/11 at 100.00	BB+	2,012,132

2,550	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	2,600,720

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	4,271,593
20,850	Total Health Care			20,209,442
	Housing/Multifamily – 3.8%

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,059,250

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	Baa3	$2,593,080
4,000	Total Housing/Multifamily			3,652,330
	Housing/Single Family – 4.8%

645	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	683,848

230	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/11 at 100.00	Aaa	240,051

1,045	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	1,092,474

510	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	516,635

1,265	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Program Series 2009A, 5.250%, 12/01/40	6/19 at 100.00	Aaa	1,280,648

5	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	12/11 at 100.00	Aaa	5,045

130	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	131,273

65	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	67,757

175	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	178,666

240	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	12/11 at 100.00	Aaa	240,029

125	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	12/11 at 100.00	Aaa	125,063
4,435	Total Housing/Single Family			4,561,489
	Long-Term Care – 3.2%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	9/11 at 100.00	AA+	3,053,580
	Materials – 1.3%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/11 at 100.00	BBB	1,249,938
	Tax Obligation/General – 8.1%

2,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA+	2,248,960

3,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	A3	3,260,028

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,111,890

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	A3	1,062,230
7,170	Total Tax Obligation/General			7,683,108

Nuveen Investments	33

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 27.7%

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
$2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	BBB	$2,674,834
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	BBB	1,985,780

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36 (WI/DD, Settling 6/28/11)	3/21 at 100.00	AA	1,870,498

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	A+	1,000,440

1,570	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,552,385

1,165	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Jefferson Parish Project, Refunding Series 2009A, 5.375%, 4/01/31	4/19 at 100.00	Aa2	1,218,672

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Refunding Series 2010A, 5.000%, 5/01/21	5/20 at 100.00	Aa3	1,072,180

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	AA–	1,020,960

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,019,790

1,500	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AGM Insured	5/16 at 100.00	AA+	1,546,365

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 17.921%, 5/01/33 (IF)	5/20 at 100.00	AA	1,087,820

8,145	Orleans Parish School Board, Louisiana, Public School Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	6,725,815

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	992,540

1,000	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	3/14 at 101.00	AA+	1,063,110

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/11 at 100.00	BBB+	1,510,905
27,255	Total Tax Obligation/Limited			26,342,094
	Transportation – 5.1%

3,700	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A, 5.250%, 1/01/41	1/20 at 100.00	A–	3,675,062

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008/, 5.125%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA+	1,184,940
5,005	Total Transportation			4,860,002
	Utilities – 7.1%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/11 at 100.00	BBB	1,500,660

3,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – NPFG Insured	11/14 at 100.00	A+	3,277,560

2,000	Saint Tammany Parish, Louisana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	A+	1,944,540
6,500	Total Utilities			6,722,760
	Water and Sewer – 4.3%

1,500	East Baton Rouge Sewage Commission, Louisiana, Revenue Bonds, Series 2009A, 5.250%, 2/01/34	2/19 at 100.00	Aa2	1,554,944

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Denham Springs Sewer District 1 Project, Series 2009, 5.000%, 12/01/39 – AGC Insured	12/19 at 100.00	AA+	$1,523,669

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,003,079
4,000	Total Water and Sewer			4,081,692
$95,895	Total Investments (cost $94,040,850) – 99.6%			94,740,336
	Floating Rate Obligations – (0.8)%			(750,000)
	Other Assets Less Liabilities – 1.2%			1,102,601
	Net Assets – 100%			$95,092,937

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.7%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$2,447,820

425	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	445,447
3,425	Total Consumer Staples			2,893,267
	Education and Civic Organizations – 7.5%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	1,807,471

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	1,020,580

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,109,980

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A:
1,000	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,012,340
3,350	5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	3,124,244

255	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	N/R	258,708

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aa3	1,108,913

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
245	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	A+	257,448
140	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	A+	146,489
50	5.000%, 4/01/27 – AMBAC Insured	10/12 at 100.00	A+	50,372

405	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	A1	418,555

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	Aaa	445,863

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	Aaa	1,750,801

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,731,760
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	3,513,976
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,054,168

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	829,368

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured	4/17 at 100.00	AA+	4,127,240

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AA+	1,348,958
31,335	Total Education and Civic Organizations			30,117,234
	Energy – 0.4%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,421,400
	Health Care – 13.8%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27	10/17 at 100.00	N/R	2,495,082
2,225	5.250%, 10/01/38	10/17 at 100.00	N/R	1,656,691

7,550	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	7,246,792

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,900	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Refunding Revenue Bonds, Carolinas HealthCare System, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	$2,914,297

3,250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA+	3,293,485

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA+	2,489,646

1,250	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	A+	1,161,750

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – AGM Insured	5/15 at 100.00	AA+	5,686,669

2,770	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,491,504

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
625	5.500%, 10/01/19 – RAAI Insured	10/11 at 100.00	BBB	625,638
1,385	5.500%, 10/01/29 – RAAI Insured	10/11 at 100.00	BBB	1,369,142

1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A+	1,073,157

690	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	11/11 at 100.00	A+	690,904

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
25	5.000%, 11/01/34	No Opt. Call	A+	23,086
4,150	5.000%, 11/01/39	11/16 at 100.00	A+	3,732,593

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/11 at 100.00	A	3,501,715

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,743,212

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	457,985

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	Baa1	6,661,882

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	752,813

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,150	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	Baa1	1,166,307
2,000	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	Baa1	2,002,180
57,495	Total Health Care			55,236,530
	Housing/Single Family – 3.2%

880	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	AA	879,991

630	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	7/11 at 100.00	AA	630,038

1,685	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	7/11 at 100.00	AA	1,722,036

2,655	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/11 at 100.00	AA	2,655,504

Nuveen Investments	37

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$900	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/11 at 100.00	AA	$900,594

2,160	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	2,039,105

1,400	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,313,760

450	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	9/11 at 100.00	AA	453,731

1,150	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	9/11 at 100.00	AA	1,183,339

690	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	9/11 at 100.00	AA	690,255

470	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	9/11 at 100.00	AA	473,403
13,070	Total Housing/Single Family			12,941,756
	Long-Term Care – 1.3%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	N/R	982,080

	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Series 2010A:
1,615	5.875%, 1/01/31	1/20 at 100.00	N/R	1,538,288
1,520	6.000%, 1/01/39	1/20 at 100.00	N/R	1,401,151

1,000	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	901,040

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	533,202
5,735	Total Long-Term Care			5,355,761
	Tax Obligation/General – 4.9%

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,376,621

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA+	1,946,138

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,593,975

105	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	118,031

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,209,880
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,169,780

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	12/11 at 102.00	N/R	122,680
125	5.750%, 6/01/19	12/11 at 102.00	N/R	127,764
125	5.750%, 6/01/20	12/11 at 102.00	N/R	127,741
130	5.750%, 6/01/21	12/11 at 102.00	N/R	132,835
105	5.750%, 6/01/22	12/11 at 102.00	N/R	107,279

	Wake County, North Carolina, Limited Obligation Bonds, Series 2010:
6,000	5.000%, 1/01/33	1/20 at 100.00	AA+	6,278,820
2,115	5.000%, 1/01/37	1/20 at 100.00	AA+	2,179,656
18,540	Total Tax Obligation/General			19,491,200

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 26.4%

$1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AA	$1,062,110

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
190	6.750%, 8/01/24	8/18 at 100.00	N/R	167,757
4,000	7.250%, 8/01/34	8/18 at 100.00	N/R	3,420,080

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	A1	1,542,706

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA	1,406,010
3,990	5.000%, 2/01/22	2/13 at 100.00	AA	4,167,715

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa2	3,990,821

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,442,770

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,531,050

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	1,825,005

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,286,536

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured	6/17 at 100.00	AA-	1,214,246

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	AA-	2,399,072

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – NPFG Insured	2/15 at 100.00	AA	2,198,174
910	5.250%, 2/01/19 – NPFG Insured	2/15 at 100.00	AA	983,874

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA+	2,976,531
1,520	5.000%, 12/01/24 – AGM Insured	12/17 at 100.00	AA+	1,617,706

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – AGM Insured	12/12 at 101.00	AA+	2,104,820

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,279,513

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	Aa3	1,959,849

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – AGM Insured	4/14 at 100.00	AA+	1,830,934
1,715	5.250%, 4/01/21 – AGM Insured	4/14 at 100.00	AA+	1,810,526
715	5.250%, 4/01/22 – AGM Insured	4/14 at 100.00	AA+	750,965

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A–	1,270,794

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,848,096

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	2,437,943
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,073,180

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,149,488
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,110,263

Nuveen Investments	39

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	$3,184,380

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,651,800

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,362,408

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AA	1,176,973
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AA	1,194,549

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured	4/18 at 100.00	AA–	1,328,718
1,175	5.000%, 4/01/26 – NPFG Insured	4/18 at 100.00	AA–	1,225,654
1,395	5.000%, 4/01/27 – NPFG Insured	4/18 at 100.00	AA–	1,446,768
1,240	5.000%, 4/01/28 – NPFG Insured	4/18 at 100.00	AA–	1,280,833

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AA–	1,474,939
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	AA–	1,467,454
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	AA–	1,460,634

15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2	1,691,250

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,394,933

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A1	1,032,710

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA+	3,307,599

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured	6/17 at 100.00	AA+	1,008,510

2,635	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	2,463,646

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAL Insured	No Opt. Call	AA–	665,000

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	993,360

1,250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	1,252,313

100	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	87,675

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aa2	1,040,090

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA	2,028,365

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA	1,017,360

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,757,613

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA+	1,705,616
114,340	Total Tax Obligation/Limited			105,559,684
	Transportation – 13.1%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	A+	6,258,900

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	A+	10,352,885

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A+		$943,749

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	A+		5,021,900

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3		3,296,832

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
200	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA+		219,014
100	5.125%, 1/01/24 – AGC Insured	No Opt. Call	AA+		107,327
650	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+		688,136
8,650	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+		9,002,315

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA+		4,678,262
19,700	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA+		4,182,704
14,335	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA+		2,842,631

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+		711,044

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – AGM Insured	7/11 at 101.00	AA+		2,787,428

1,375	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	No Opt. Call	Aa3		1,396,203
94,590	Total Transportation				52,489,330
	U.S. Guaranteed – 3.5% (4)

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA		514,944

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 (Pre-refunded 2/01/15) – FGIC Insured	2/15 at 100.00	AA+	(4)	1,258,830

2,315	Johnston County, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 2/01/24 (Pre-refunded 2/01/17) – FGIC Insured	2/17 at 100.00	AA+	(4)	2,763,693

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	AAA		1,283,729

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3	(4)	1,431,188

1,655	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R	(4)	1,901,463

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+	(4)	1,139,700

780	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	828,032

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	512,290
430	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	458,625
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	522,962
530	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	565,282
40	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	42,464

620	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A1	(4)	648,886
12,125	Total U.S. Guaranteed				13,872,088

Nuveen Investments	41

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 7.1%

$1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	Aa2	$1,032,010

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA+	3,949,168

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	A–	2,100,160

5,600	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	5,807,144

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
590	5.500%, 1/01/17 – FGIC Insured	7/11 at 100.00	Baa1	591,375
5,320	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1	6,280,792
270	5.500%, 1/01/21	7/11 at 100.00	A–	270,400
5	5.500%, 1/01/21 – AGM Insured	No Opt. Call	AA+	5,011
380	6.000%, 1/01/22	No Opt. Call	A–	457,060
500	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1	599,450
60	6.000%, 1/01/26	No Opt. Call	A–	70,463

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–	360,101

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,444,044

20	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	21,143

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A	2,253,600

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 – SYNCORA GTY Insured	5/14 at 100.00	A	1,077,135
610	5.000%, 5/01/24 – SYNCORA GTY Insured	5/14 at 100.00	A	625,470

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1	1,557,030
26,505	Total Utilities			28,501,556
	Water and Sewer – 20.1%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA	1,020,930

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – AGM Insured	4/14 at 100.00	AA+	1,391,411

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA+	8,117,961

4,540	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	4,690,092

2,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,100,440

2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	12/11 at 101.00	AAA	2,025,339

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,105,635

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,118,827

250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	257,814

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (WI/DD, Settling 6/01/11)	6/21 at 100.00	AAA	6,700,031

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
$1,690	5.000%, 6/01/25	6/15 at 100.00	AAA	$1,788,847
610	5.000%, 6/01/26	6/15 at 100.00	AAA	642,829

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AA+	5,885,417

1,980	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AA+	2,027,341

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	A2	3,872,959

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	3,682,524
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA+	1,567,244

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	544,019
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A+	1,081,190

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,581,085

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
11,995	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	12,548,209
30	4.500%, 3/01/36	3/16 at 100.00	AAA	30,080
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,201,422

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – AGM Insured	6/13 at 100.00	AA+	1,344,988

5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – AGM Insured	6/15 at 100.00	AA+	5,058,649
77,395	Total Water and Sewer			80,385,283
$456,055	Total Investments (cost $400,300,980) – 102.0%			408,265,089
	Floating Rate Obligations – (3.2)%			(12,655,000)
	Other Assets Less Liabilities – 1.2% (5)			4,629,948
	Net Assets – 100%			$400,240,037

Investments in Derivatives

Forward Swaps outstanding at May 31, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$9,000,000	Receive	3-Month USD-LIBOR	3.346%	Semi-Annually	10/06/11	10/06/40	$1,086,605

Nuveen Investments	43

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Other Assets Less Liabilities includes the value and/or the Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

ETM	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 7.6%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,436,545

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	No Opt. Call	N/R	917,244
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,117,108
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,783,396

11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA	11,405,130

3,475	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	8/21 at 100.00	A+	3,613,305

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa1	1,581,750

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A:
5,000	5.000%, 5/01/30	No Opt. Call	Aa1	5,319,550
545	5.000%, 5/01/39	5/19 at 100.00	Aa1	566,827
28,750	Total Education and Civic Organizations			29,740,855
	Energy – 0.9%

3,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	2,498,190

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	928,360
4,000	Total Energy			3,426,550
	Health Care – 16.5%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/11 at 100.00	A3	3,061,255

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	975,177

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
2,000	5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA+	2,226,940
1,000	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA+	1,055,560

1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	996,630

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	3,060,810

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	851,677
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	186,800
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,190,600

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
100	5.500%, 7/01/31	7/16 at 100.00	BBB+	91,909
5,000	5.500%, 7/01/36	7/16 at 100.00	BBB+	4,487,200

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,015	5.250%, 4/01/27	4/17 at 100.00	BBB+	1,931,216
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	3,600,560

Nuveen Investments	45

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,865	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	$4,031,427

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – NPFG Insured	No Opt. Call	Baa1	1,063,420

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
2,000	0.000%, 1/01/35	1/17 at 41.04	A–	458,100
3,980	0.000%, 1/01/36	1/17 at 38.98	A–	846,864
1,955	0.000%, 1/01/38	1/17 at 35.16	A–	362,828
5,000	0.000%, 1/01/39	1/17 at 33.38	A–	871,700
15,145	0.000%, 1/01/42	1/17 at 28.53	A–	2,157,708

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	10,123,600

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AA+	2,583,675

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	Aa2	7,575,075

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	4,426,300

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	BBB+	2,060,760
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	BBB+	3,528,595

625	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27 (4), (5)	11/17 at 100.00	N/R	249,500
88,500	Total Health Care			64,055,886
	Housing/Multifamily – 7.5%

5,895	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Poject, Series 2010, 4.875%, 12/01/25	No Opt. Call	AAA	6,027,520

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Aprtments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,506,870

3,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory put 6/01/21) (WI/DD, Settling 6/01/11)	6/18 at 100.00	AAA	3,000,000

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	N/R	1,431,033

3,975	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 6.000%, 12/01/40	12/20 at 100.00	A–	3,662,048

5,600	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory put 3/01/25)	3/20 at 100.00	AAA	5,599,608

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
170	7.000%, 6/01/17	12/11 at 100.00	N/R	172,931
485	7.250%, 6/01/32	12/11 at 100.00	N/R	489,438

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	9/11 at 101.00	Aaa	$3,490,681

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.125%, 10/01/30	No Opt. Call	A–	435,315
3,700	5.850%, 10/01/46	No Opt. Call	A–	3,259,330
29,705	Total Housing/Multifamily			29,074,774
	Housing/Single Family – 2.4%

25	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/11 at 100.00	AA+	25,341

3,695	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	3,694,926

20	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2003-1A, 5.100%, 1/01/33 (Alternative Minimum Tax)	7/12 at 100.00	AA+	19,539

365	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	378,764

1,160	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	1,167,517

4,265	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2010-1C, 4.500%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	AA+	4,042,794
9,530	Total Housing/Single Family			9,328,881
	Materials – 0.5%

2,000	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	Ba1	2,035,420
	Tax Obligation/General – 14.7%

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	Aa2	4,591,360

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	A+	2,394,990
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	A+	1,053,260

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33	No Opt. Call	Aa1	263,038

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA+	1,059,150
1,000	5.000%, 4/01/26 – AGM Insured	4/17 at 100.00	AA+	1,053,380
1,000	5.000%, 4/01/27 – AGM Insured	4/17 at 100.00	AA+	1,047,540
1,000	5.000%, 4/01/31 – AGM Insured	4/17 at 100.00	AA+	1,025,080

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	A1	1,443,924

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	4,301,805

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA+	6,249,672

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/13 at 100.00	AA	4,716,865

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	AA+	1,455,922

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – NPFG Insured	No Opt. Call	Baa1	1,226,680

Nuveen Investments	47

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
$1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2		$1,179,290
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2		3,492,563
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2		3,082,033

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – NPFG Insured	5/14 at 100.00	Aa3		1,329,561

3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+		3,945,270

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R		1,791,142

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa2		1,996,628

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa2		2,089,719

3,000	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+		3,479,640

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aaa		1,088,890

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa		1,713,505
51,815	Total Tax Obligation/General				57,070,907
	Tax Obligation/Limited – 0.5%

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	A+		1,915,479
	Telecommunication Services – 0.6%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	10/11 at 100.00	N/R		2,466,963
	Transportation – 2.9%

1,230	Guam International Airport Authority, Revenue Bonds, Series 2003B, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	Baa1		1,254,514

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
340	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		340,541
420	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		420,638

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – AGM Insured	9/11 at 100.00	AA+		2,852,280

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
3,250	5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A2		3,627,813
300	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A2		326,295

2,500	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3		2,321,925
10,890	Total Transportation				11,144,006
	U.S. Guaranteed – 12.8% (6)

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – NPFG Insured (ETM)	No Opt. Call	BBB	(6)	1,400,254

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	7/11 at 100.00	BBB	(6)	2,454,198
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	7/11 at 100.00	Baa1	(6)	8,395,378

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (6) (continued)

$7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	Baa1	(6)	$7,820,568

4,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(6)	4,268,600

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		13,496,913

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa1	(6)	3,912,438

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	Aa1	(6)	2,291,020

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured	No Opt. Call	AA+	(6)	313,745

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(6)	2,532,201
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(6)	1,517,161

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	Aaa		1,385,304
54,935	Total U.S. Guaranteed				49,787,780
	Utilities – 16.7%

5,000	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A, 5.000%, 9/01/33	3/18 at 100.00	AA		5,207,300

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2		1,039,170
3,000	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A2		3,010,890
2,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A2		2,766,842

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	Aa2		5,019,600

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2		1,210,100
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2		2,592,600

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – AGM Insured	9/12 at 102.00	Aa3		1,176,956

9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	11/11 at 100.00	AA+		9,019,170

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+		2,077,880

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	A3		3,028,530

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
2,700	5.250%, 9/01/18	No Opt. Call	Ba3		2,745,819
250	5.250%, 9/01/21	No Opt. Call	Ba3		244,805
4,745	5.250%, 9/01/22	No Opt. Call	Ba3		4,631,689
110	5.250%, 9/01/24	No Opt. Call	Ba3		106,622
2,450	5.250%, 9/01/26	No Opt. Call	Ba3		2,343,254

11,962	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R		11,117,004

Nuveen Investments	49

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
$450	5.000%, 2/01/19	No Opt. Call	BBB	$451,305
100	5.000%, 2/01/21	No Opt. Call	BBB	98,541
250	5.000%, 2/01/22	No Opt. Call	BBB	243,930
600	5.000%, 2/01/23	No Opt. Call	BBB	582,414
100	5.000%, 2/01/24	No Opt. Call	BBB	96,597
4,760	5.000%, 2/01/27	No Opt. Call	BBB	4,497,534

1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–	1,672,722
65,812	Total Utilities			64,981,274
	Water and Sewer – 14.5%

645	Blountville Utility District of Sullivan County, Tennessee, Waterworks Revenue Bonds, Series 2009, 4.000%, 5/01/19	No Opt. Call	A	690,189

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3	2,154,166

1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	A1	1,024,810

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa3	5,217,600

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,541,968

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured	9/15 at 100.00	Aa3	1,937,465

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – NPFG Insured	9/14 at 100.00	Aa3	1,253,290
1,225	5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	Aa3	1,299,027

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	10,849,998

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa3	5,484,103

3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	3,160,350

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured	4/17 at 100.00	AA+	723,415

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,239,050

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – NPFG Insured	2/14 at 102.00	AAA	1,380,379
1,300	5.000%, 2/01/22 – NPFG Insured	2/14 at 100.00	AAA	1,370,447

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – AGM Insured	2/16 at 100.00	AAA	2,009,360

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+	4,425,415

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,105,950

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$520	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	9/11 at 100.00	A1	$521,425
54,290	Total Water and Sewer			56,388,407
$404,717	Total Investments (cost $371,401,030) – 98.1%			381,417,182
	Other Assets Less Liabilities – 1.9%			7,429,311
	Net Assets – 100%			$388,846,493

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

ETM	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Assets and Liabilities

May 31, 2011

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $171,254,409, $94,040,850, $400,300,980 and $371,401,030, respectively)	$171,492,325	$94,740,336	$408,265,089	$381,417,182
Cash	1,950,771	1,749,297	1,631,655	6,748,478
Unrealized appreciation on forward swaps	—	—	1,086,605	—
Receivables:
Interest	3,131,815	1,339,966	6,305,455	4,812,271
Investments sold	—	190,000	2,996,010	50,000
Shares sold	70,500	169,445	775,951	476,617
Other assets	42	21	21,002	45,349
Total assets	176,645,453	98,189,065	421,081,767	393,549,897
Liabilities
Floating rate obligations	3,380,000	750,000	12,655,000	—
Payables:
Dividends	333,723	146,322	876,131	478,620
Investments purchased	—	1,856,901	6,692,096	3,000,000
Shares redeemed	130,411	228,103	251,239	776,224
Accrued expenses:
Management fees	76,531	42,145	174,266	169,059
12b-1 distribution and service fees	37,646	25,913	55,218	99,630
Other	67,588	46,744	137,780	179,871
Total liabilities	4,025,899	3,096,128	20,841,730	4,703,404
Net assets	$172,619,554	$95,092,937	$400,240,037	$388,846,493
Class A Shares
Net assets	$96,309,230	$69,298,849	$158,175,922	$299,678,035
Shares outstanding	9,203,328	6,570,555	15,262,146	26,666,526
Net asset value per share	$10.46	$10.55	$10.36	$11.24
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.92	$11.01	$10.81	$11.73
Class B Shares
Net assets	$1,817,170	$669,992	$1,957,075	$2,798,126
Shares outstanding	173,144	63,552	188,485	248,871
Net asset value and offering price per share	$10.50	$10.54	$10.38	$11.24
Class C Shares
Net assets	$31,425,042	$21,819,192	$42,587,197	$73,960,121
Shares outstanding	3,011,594	2,075,729	4,109,049	6,586,794
Net asset value and offering price per share	$10.43	$10.51	$10.36	$11.23
Class I Shares
Net assets	$43,068,112	$3,304,904	$197,519,843	$12,410,211
Shares outstanding	4,129,019	312,467	18,998,664	1,105,421
Net asset value and offering price per share	$10.43	$10.58	$10.40	$11.23
Net assets consist of:
Capital paid-in	$179,411,192	$97,099,995	$397,854,523	$377,496,780
Undistributed (Over-distribution of) net investment income	225,636	76,751	847,907	799,104
Accumulated net realized gain (loss)	(7,255,190)	(2,783,295)	(7,513,107)	534,457
Net unrealized appreciation (depreciation)	237,916	699,486	9,050,714	10,016,152
Net assets	$172,619,554	$95,092,937	$400,240,037	$388,846,493
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of Operations

Year Ended May 31, 2011

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$9,287,689	$5,094,911	$20,814,336	$19,301,161
Expenses
Management fees	960,908	513,566	2,219,232	2,037,613
12b-1 service fees – Class A	203,876	140,977	333,635	603,257
12b-1 distribution and service fees – Class B	25,086	10,294	31,395	34,449
12b-1 distribution and service fees – Class C	250,933	163,105	328,456	567,803
Shareholders’ servicing agent fees and expenses	59,984	38,001	113,080	153,130
Interest expense on floating rate obligations	21,363	188	60,993	—
Custodian’s fees and expenses	38,138	22,187	87,900	77,770
Trustees’ fees and expenses	4,341	2,319	10,270	9,412
Professional fees	20,231	17,349	27,710	26,269
Shareholders’ reports – printing and mailing expenses	27,006	17,721	43,146	55,993
Federal and state registration fees	3,929	3,379	5,565	8,102
Other expenses	6,547	3,135	13,875	12,216
Total expenses before custodian fee credit	1,622,342	932,221	3,275,257	3,586,014
Custodian fee credit	(733)	(2,255)	(1,609)	(4,534)
Net expenses	1,621,609	929,966	3,273,648	3,581,480
Net investment income (loss)	7,666,080	4,164,945	17,540,688	15,719,681
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	294,702	(313,548)	830,644	970,880
Change in net unrealized appreciation (depreciation) of:
Investments	(4,216,466)	(137,598)	(10,980,289)	(7,455,537)
Forward swaps	—	—	1,086,605	—
Net realized and unrealized gain (loss)	(3,921,764)	(451,146)	(9,063,040)	(6,484,657)
Net increase (decrease) in net assets from operations	$3,744,316	$3,713,799	$8,477,648	$9,235,024

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$7,666,080	$7,974,755	$4,164,945	$3,923,729
Net realized gain (loss) from Investments	294,702	147,514	(313,548)	(669,707)
Change in net unrealized appreciation (depreciation) of:
Investments	(4,216,466)	7,004,468	(137,598)	6,130,742
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	3,744,316	15,126,737	3,713,799	9,384,764
Distributions to Shareholders
From net investment income:
Class A	(4,257,887)	(4,505,450)	(3,152,555)	(3,065,275)
Class B	(90,499)	(134,550)	(40,478)	(83,967)
Class C	(1,218,293)	(1,210,174)	(852,936)	(754,236)
Class I	(1,939,288)	(2,113,089)	(150,642)	(90,423)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(7,505,967)	(7,963,263)	(4,196,611)	(3,993,901)
Fund Share Transactions
Proceeds from sale of shares	21,889,064	29,724,530	17,034,285	17,158,686
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,147,161	3,151,337	2,199,096	1,970,114
	25,036,225	32,875,867	19,233,381	19,128,800
Cost of shares redeemed	(40,557,872)	(37,864,306)	(19,579,396)	(12,184,750)
Net increase (decrease) in net assets from Fund share transactions	(15,521,647)	(4,988,439)	(346,015)	6,944,050
Net increase (decrease) in net assets	(19,283,298)	2,175,035	(828,827)	12,334,913
Net assets at the beginning of year	191,902,852	189,727,817	95,921,764	83,586,851
Net assets at the end of year	$172,619,554	$191,902,852	$95,092,937	$95,921,764
Undistributed (Over-distribution of) net investment income at the end of year	$225,636	$67,479	$76,751	$108,963

See accompanying notes to financial statements.

54	Nuveen Investments

	North Carolina		Tennessee
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$17,540,688	$16,621,976	$15,719,681	$14,653,244
Net realized gain (loss) from Investments	830,644	(308,800)	970,880	872,699
Change in net unrealized appreciation (depreciation) of:
Investments	(10,980,289)	19,899,651	(7,455,537)	14,746,807
Forward swaps	1,086,605	—	—	—
Net increase (decrease) in net assets from operations	8,477,648	36,212,827	9,235,024	30,272,750
Distributions to Shareholders
From net investment income:
Class A	(6,514,704)	(6,549,401)	(12,063,557)	(11,602,477)
Class B	(104,271)	(177,088)	(117,760)	(205,330)
Class C	(1,482,164)	(1,363,634)	(2,624,540)	(2,187,991)
Class I	(8,834,458)	(8,063,845)	(494,488)	(288,533)
From accumulated net realized gains:
Class A	—	—	(59,366)	—
Class B	—	—	(727)	—
Class C	—	—	(15,437)	—
Class I	—	—	(2,393)	—
Decrease in net assets from distributions to shareholders	(16,935,597)	(16,153,968)	(15,378,268)	(14,284,331)
Fund Share Transactions
Proceeds from sale of shares	82,483,744	113,946,447	67,263,527	71,014,827
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,690,818	5,468,021	8,947,652	8,067,038
	88,174,562	119,414,468	76,211,179	79,081,865
Cost of shares redeemed	(120,698,408)	(69,136,279)	(68,308,412)	(51,461,421)
Net increase (decrease) in net assets from Fund share transactions	(32,523,846)	50,278,189	7,902,767	27,620,444
Net increase (decrease) in net assets	(40,981,795)	70,337,048	1,759,523	43,608,863
Net assets at the beginning of year	441,221,832	370,884,784	387,086,970	343,478,107
Net assets at the end of year	$400,240,037	$441,221,832	$388,846,493	$387,086,970
Undistributed (Over-distribution of) net investment income at the end of year	$847,907	$262,085	$799,104	$380,200

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GEORGIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/86)
2011	$10.66	$.45	$(.21)	$.24	$(.44)	$—	$(.44)	$10.46	2.30%
2010	10.27	.44	.39	.83	(.44)	—	(.44)	10.66	8.21
2009	10.66	.44	(.40)	.04	(.43)	—	(.43)	10.27	.53
2008	10.96	.43	(.29)	.14	(.43)	(.01)	(.44)	10.66	1.35
2007	10.96	.44	— *	.44	(.44)	—	(.44)	10.96	4.02
Class B (2/97)
2011	10.69	.37	(.20)	.17	(.36)	—	(.36)	10.50	1.66
2010	10.30	.36	.40	.76	(.37)	—	(.37)	10.69	7.45
2009	10.69	.37	(.41)	(.04)	(.35)	—	(.35)	10.30	(.40)
2008	10.98	.35	(.28)	.07	(.35)	(.01)	(.36)	10.69	.89
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20
Class C (1/94)
2011	10.63	.39	(.21)	.18	(.38)	—	(.38)	10.43	1.75
2010	10.24	.38	.39	.77	(.38)	—	(.38)	10.63	7.68
2009	10.63	.39	(.41)	(.02)	(.37)	—	(.37)	10.24	(.04)
2008	10.93	.37	(.29)	.08	(.37)	(.01)	(.38)	10.63	.79
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38
Class I (2/97)(f)
2011	10.63	.47	(.21)	.26	(.46)	—	(.46)	10.43	2.54
2010	10.24	.46	.39	.85	(.46)	—	(.46)	10.63	8.48
2009	10.63	.46	(.40)	.06	(.45)	—	(.45)	10.24	.77
2008	10.93	.45	(.28)	.17	(.46)	(.01)	(.47)	10.63	1.58
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16

56	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$96,309	.83%	.82%	4.28%	3%
108,590	.84	.83	4.19	6
104,963	.86	.83	4.40	13
115,211	.82	.82	3.97	22
122,299	.82	.82	3.97	6

1,817	1.58	1.57	3.52	3
3,342	1.59	1.58	3.45	6
4,565	1.61	1.58	3.65	13
6,774	1.57	1.57	3.22	22
9,346	1.58	1.58	3.23	6

31,425	1.38	1.37	3.73	3
34,199	1.39	1.38	3.64	6
30,338	1.41	1.38	3.86	13
28,319	1.38	1.38	3.41	22
28,110	1.37	1.37	3.42	6

43,068	.63	.62	4.47	3
45,772	.64	.63	4.39	6
49,861	.66	.63	4.60	13
77,668	.63	.63	4.16	22
59,404	.62	.62	4.15	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LOUISIANA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/89)
2011	$10.58	$.46	$(.02)	$.44	$(.47)	$—	$(.47)	$10.55	4.27%
2010	9.96	.46	.63	1.09	(.47)	—	(.47)	10.58	11.14
2009	10.83	.48	(.85)	(.37)	(.47)	(.03)	(.50)	9.96	(3.30)
2008	11.20	.48	(.34)	.14	(.46)	(.05)	(.51)	10.83	1.24
2007	11.05	.47	.17	.64	(.46)	(.03)	(.49)	11.20	5.91
Class B (2/97)
2011	10.57	.39	(.03)	.36	(.39)	—	(.39)	10.54	3.50
2010	9.95	.38	.63	1.01	(.39)	—	(.39)	10.57	10.34
2009	10.83	.41	(.87)	(.46)	(.39)	(.03)	(.42)	9.95	(4.13)
2008	11.19	.39	(.33)	.06	(.37)	(.05)	(.42)	10.83	.57
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13
Class C (2/94)
2011	10.54	.41	(.03)	.38	(.41)	—	(.41)	10.51	3.70
2010	9.93	.40	.62	1.02	(.41)	—	(.41)	10.54	10.49
2009	10.80	.43	(.86)	(.43)	(.41)	(.03)	(.44)	9.93	(3.83)
2008	11.17	.41	(.33)	.08	(.40)	(.05)	(.45)	10.80	.70
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37
Class I (2/97)(f)
2011	10.61	.48	(.02)	.46	(.49)	—	(.49)	10.58	4.49
2010	9.99	.48	.63	1.11	(.49)	—	(.49)	10.61	11.35
2009	10.86	.49	(.84)	(.35)	(.49)	(.03)	(.52)	9.99	(3.09)
2008	11.23	.50	(.34)	.16	(.48)	(.05)	(.53)	10.86	1.46
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83

58	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$69,299	.84%	.84%	4.44%	17%
69,510	.86	.86	4.47	14
64,722	.95	.87	4.86	5
69,716	1.05	.87	4.31	17
71,453	.97	.86	4.14	10

670	1.59	1.59	3.69	17
1,694	1.61	1.61	3.74	14
3,079	1.69	1.61	4.10	5
5,342	1.79	1.61	3.55	17
7,777	1.73	1.62	3.39	10

21,819	1.39	1.39	3.89	17
21,609	1.41	1.41	3.91	14
14,929	1.50	1.42	4.30	5
13,071	1.60	1.42	3.76	17
13,066	1.52	1.41	3.59	10

3,305	.64	.64	4.61	17
3,109	.66	.66	4.62	14
857	.78	.70	4.93	5
92	.85	.67	4.52	17
93	.77	.66	4.24	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NORTH CAROLINA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (3/86)
2011	$10.53	$.42	$(.18)	$.24	$(.41)	$—		$(.41)	$10.36	2.30%
2010	10.02	.42	.49	.91	(.40)	—		(.40)	10.53	9.26
2009	10.21	.41	(.20)	.21	(.40)	—		(.40)	10.02	2.27
2008	10.41	.40	(.19)	.21	(.41)	—	*	(.41)	10.21	2.14
2007	10.40	.41	.01	.42	(.41)	—		(.41)	10.41	4.11
Class B (2/97)
2011	10.55	.34	(.18)	.16	(.33)	—		(.33)	10.38	1.56
2010	10.04	.34	.50	.84	(.33)	—		(.33)	10.55	8.48
2009	10.24	.34	(.21)	.13	(.33)	—		(.33)	10.04	1.39
2008	10.43	.33	(.19)	.14	(.33)	—	*	(.33)	10.24	1.46
2007	10.42	.33	.02	.35	(.34)	—		(.34)	10.43	3.34
Class C (10/93)
2011	10.53	.36	(.18)	.18	(.35)	—		(.35)	10.36	1.77
2010	10.03	.36	.49	.85	(.35)	—		(.35)	10.53	8.58
2009	10.22	.36	(.20)	.16	(.35)	—		(.35)	10.03	1.71
2008	10.41	.35	(.19)	.16	(.35)	—	*	(.35)	10.22	1.64
2007	10.40	.35	.01	.36	(.35)	—		(.35)	10.41	3.52
Class I (2/97)(f)
2011	10.57	.44	(.18)	.26	(.43)	—		(.43)	10.40	2.53
2010	10.05	.44	.50	.94	(.42)	—		(.42)	10.57	9.56
2009	10.25	.43	(.21)	.22	(.42)	—		(.42)	10.05	2.36
2008	10.43	.42	(.17)	.25	(.43)	—	*	(.43)	10.25	2.51
2007	10.42	.43	.01	.44	(.43)	—		(.43)	10.43	4.28

60	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$158,176	.80%	.79%	4.06%	5%
179,633	.82	.80	4.03	9
151,627	.87	.81	4.20	17
165,855	.91	.80	3.90	14
186,198	.93	.82	3.86	6

1,957	1.55	1.54	3.30	5
4,503	1.57	1.55	3.29	9
7,365	1.62	1.56	3.45	17
10,482	1.66	1.55	3.15	14
13,917	1.68	1.57	3.12	6

42,587	1.35	1.34	3.51	5
43,056	1.37	1.35	3.48	9
37,953	1.42	1.36	3.66	17
34,090	1.46	1.35	3.35	14
30,869	1.48	1.37	3.31	6

197,520	.60	.59	4.26	5
214,030	.62	.60	4.23	9
173,940	.67	.61	4.40	17
175,832	.71	.60	4.10	14
96,501	.72	.61	4.05	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from capital gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TENNESSEE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (11/87)
2011	$11.40	$.46	$(.17)	$.29	$(.45)	$—	$(.45)	$11.24	2.64%
2010	10.91	.46	.48	.94	(.45)	—	(.45)	11.40	8.77
2009	11.12	.46	(.15)	.31	(.45)	(.07)	(.52)	10.91	3.06
2008	11.27	.45	(.09)	.36	(.45)	(.06)	(.51)	11.12	3.32
2007	11.25	.46	.01	.47	(.45)	—	(.45)	11.27	4.22
Class B (2/97)
2011	11.40	.38	(.17)	.21	(.37)	—	(.37)	11.24	1.88
2010	10.91	.38	.48	.86	(.37)	—	(.37)	11.40	8.00
2009	11.13	.38	(.16)	.22	(.37)	(.07)	(.44)	10.91	2.21
2008	11.28	.37	(.09)	.28	(.37)	(.06)	(.43)	11.13	2.55
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45
Class C (10/93)
2011	11.39	.40	(.17)	.23	(.39)	—	(.39)	11.23	2.09
2010	10.90	.40	.48	.88	(.39)	—	(.39)	11.39	8.20
2009	11.11	.40	(.15)	.25	(.39)	(.07)	(.46)	10.90	2.49
2008	11.26	.39	(.09)	.30	(.39)	(.06)	(.45)	11.11	2.77
2007	11.25	.40	— *	.40	(.39)	—	(.39)	11.26	3.58
Class I (2/97)(f)
2011	11.39	.48	(.16)	.32	(.48)	—	(.48)	11.23	2.86
2010	10.90	.49	.47	.96	(.47)	—	(.47)	11.39	9.02
2009	11.11	.48	(.14)	.34	(.48)	(.07)	(.55)	10.90	3.29
2008	11.27	.47	(.09)	.38	(.48)	(.06)	(.54)	11.11	3.45
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44

62	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$299,678	.81%	.81%	4.11%	19%
301,055	.82	.82	4.14	5
277,228	.83	.83	4.30	9
269,628	.88	.83	4.02	24
266,017	.85	.82	4.03	10

2,798	1.56	1.56	3.36	19
4,749	1.57	1.57	3.40	5
7,443	1.57	1.57	3.54	9
10,494	1.63	1.58	3.27	24
13,067	1.60	1.57	3.28	10

73,960	1.36	1.36	3.56	19
72,563	1.37	1.37	3.58	5
53,849	1.38	1.38	3.74	9
50,877	1.43	1.38	3.47	24
49,208	1.40	1.37	3.48	10

12,410	.61	.61	4.30	19
8,720	.61	.61	4.32	5
4,958	.63	.63	4.50	9
3,534	.68	.63	4.22	24
2,984	.65	.62	4.23	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from capital gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 — General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state’s personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principle strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

64	Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2011, Louisiana, North Carolina and Tennessee had outstanding when-issued/delayed delivery purchase commitments of $1,856,901, $6,692,096 and $3,000,000, respectively. There were no such outstanding purchase commitments in Georgia.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	65

Notes to Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2011, Georgia, Louisiana and North Carolina invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Tennessee did not invest in any such instruments during the fiscal year ended May 31, 2011.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts	$—	$3,000,000	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended May 31, 2011, were as follows:

	Georgia	Louisiana	North Carolina
Average floating rate obligations outstanding	$3,380,000	$26,712	$12,655,000
Average annual interest rate and fees	0.63%	0.70%	0.48%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

66	Nuveen Investments

During the fiscal year ended May 31, 2011, North Carolina entered into forward interest rate swap contracts to reduce the duration of the bond portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended May 31, 2011, was as follows:

North Carolina
Average notional amount of forward interest rate swap contracts outstanding*	$7,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that were not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

Nuveen Investments	67

Notes to Financial Statements (continued)

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2011:

Georgia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$171,492,325	$—	$171,492,325

Louisiana	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$94,740,336	$—	$94,740,336

North Carolina	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$408,265,089	$—	$408,265,089
Derivatives:
Forward Swaps*	—	1,086,605	—	1,086,605
Total	$—	$409,351,694	$—	$409,351,694

Tennessee	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$381,167,682	$249,500	$381,417,182

*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of Tennessee’s Level 3 investments held at the beginning and end of the measurement period:

Tennessee Level 3 Municipal Bonds
Balance at the beginning of year	$4,302,000
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	325,152
Purchases at cost	—
Sales at proceeds	(4,374,801)
Net discounts (premiums)	(2,851)
Transfers into	—
Transfers out of	—
Balance at the end of year	$249,500
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of May 31, 2011	$325,152

During the fiscal year ended May 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of May 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure. North Carolina invested in derivative instruments during the fiscal year ended May 31, 2011.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$1,086,605	Unrealized depreciation on forward swaps*	$—

*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

68	Nuveen Investments

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2011, on derivative instruments, as well as the primary risk exposure.

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	North Carolina
Risk Exposure
Interest Rate	$1,086,605

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	548,368	$5,761,947	1,163,625	$12,222,207
Class A – automatic conversion of Class B Shares	31,554	331,684	42,600	442,123
Class B	5,755	60,402	12,502	132,493
Class C	449,610	4,728,857	620,894	6,481,226
Class I	1,060,609	11,006,174	996,982	10,446,481
Shares issued to shareholders due to reinvestment of distributions:
Class A	227,458	2,385,814	229,367	2,409,855
Class B	5,504	58,075	7,507	79,043
Class C	54,837	573,875	54,638	572,851
Class I	12,369	129,397	8,558	89,588
	2,396,064	25,036,225	3,136,673	32,875,867
Shares redeemed:
Class A	(1,789,683)	(18,674,381)	(1,472,163)	(15,498,475)
Class B	(119,157)	(1,242,254)	(108,153)	(1,145,366)
Class B – automatic conversion to Class A Shares	(31,460)	(331,684)	(42,457)	(442,123)
Class C	(709,405)	(7,339,602)	(420,919)	(4,430,234)
Class I	(1,249,498)	(12,969,951)	(1,570,902)	(16,348,108)
	(3,899,203)	(40,557,872)	(3,614,594)	(37,864,306)
Net increase (decrease)	(1,503,139)	$(15,521,647)	(477,921)	$(4,988,439)

	Louisiana
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,064,733	$11,223,913	621,893	$6,427,401
Class A – automatic conversion of Class B Shares	29,998	315,963	65,098	664,283
Class B	257	3,351	708	7,285
Class C	385,284	4,012,908	745,258	7,653,224
Class I	141,527	1,478,150	231,516	2,406,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	161,807	1,693,726	153,239	1,585,358
Class B	2,392	25,133	4,381	45,178
Class C	36,212	377,489	27,891	288,091
Class I	9,762	102,748	4,939	51,487
	1,831,972	19,233,381	1,854,923	19,128,800
Shares redeemed:
Class A	(1,256,095)	(13,052,450)	(769,639)	(7,951,595)
Class B	(69,247)	(732,438)	(89,031)	(908,075)
Class B – automatic conversion to Class A Shares	(30,023)	(315,963)	(65,159)	(664,283)
Class C	(395,037)	(4,096,634)	(227,428)	(2,357,176)
Class I	(131,875)	(1,381,911)	(29,246)	(303,621)
	(1,882,277)	(19,579,396)	(1,180,503)	(12,184,750)
Net increase (decrease)	(50,305)	$(346,015)	674,420	$6,944,050

Nuveen Investments	69

Notes to Financial Statements (continued)

	North Carolina
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,382,028	$24,577,907	3,494,185	$35,909,857
Class A – automatic conversion of Class B Shares	88,263	918,479	128,666	1,311,501
Class B	836	8,670	915	9,466
Class C	835,053	8,711,763	856,719	8,838,433
Class I	4,635,776	48,266,925	6,566,096	67,877,190
Shares issued to shareholders due to reinvestment of distributions:
Class A	361,180	3,754,973	394,642	4,076,069
Class B	5,463	56,971	8,273	85,470
Class C	89,473	929,703	77,836	804,156
Class I	91,085	949,171	48,375	502,326
	8,489,157	88,174,562	11,575,707	119,414,468
Shares redeemed:
Class A	(4,628,037)	(47,540,652)	(2,092,626)	(21,529,911)
Class B	(156,476)	(1,618,775)	(187,327)	(1,933,661)
Class B – automatic conversion to Class A Shares	(88,104)	(918,479)	(128,401)	(1,311,501)
Class C	(902,602)	(9,267,264)	(633,199)	(6,563,223)
Class I	(5,984,959)	(61,353,238)	(3,661,463)	(37,797,983)
	(11,760,178)	(120,698,408)	(6,703,016)	(69,136,279)
Net increase (decrease)	(3,271,021)	$(32,523,846)	4,872,691	$50,278,189
	Tennessee
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,583,440	$40,477,159	3,662,275	$40,907,910
Class A – automatic conversion of Class B Shares	92,760	1,043,775	143,754	1,600,469
Class B	2,608	30,110	7,016	77,766
Class C	1,670,840	18,955,940	2,030,646	22,733,796
Class I	599,138	6,756,543	509,993	5,694,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	639,265	7,203,291	602,624	6,743,840
Class B	6,322	71,421	11,541	128,976
Class C	126,419	1,424,122	96,152	1,076,605
Class I	22,093	248,818	10,507	117,617
	6,742,885	76,211,179	7,074,508	79,081,865
Shares redeemed:
Class A	(4,063,893)	(45,571,775)	(3,415,312)	(38,174,334)
Class B	(83,793)	(945,357)	(140,349)	(1,577,683)
Class B – automatic conversion to Class A Shares	(92,731)	(1,043,775)	(143,701)	(1,600,469)
Class C	(1,581,206)	(17,601,424)	(696,082)	(7,772,745)
Class I	(281,547)	(3,146,081)	(209,641)	(2,336,190)
	(6,103,170)	(68,308,412)	(4,605,085)	(51,461,421)
Net increase (decrease)	639,715	$7,902,767	2,469,423	$27,620,444

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, when applicable) during the fiscal year ended May 31, 2011, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$5,664,713	$16,517,579	$23,599,130	$83,316,254
Sales and maturities	21,782,540	16,384,155	51,196,085	73,628,356

70	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, when applicable), as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$167,799,445	$93,324,677	$387,588,564	$371,247,093
Gross unrealized:
Appreciation	$4,266,067	$2,647,520	$13,415,693	$16,221,561
Depreciation	(3,953,456)	(1,981,871)	(5,393,831)	(6,051,472)
Net unrealized appreciation (depreciation) of investments	$312,611	$665,649	$8,021,862	$10,170,089

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$1,663	$—	$(1)	$—
Undistributed (Over-distribution of) net investment income	(1,956)	(546)	(19,269)	(432)
Accumulated net realized gain (loss)	293	546	19,270	432

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$746,568	$394,402	$2,100,294	$1,486,940
Undistributed net ordinary income**	—	2,034	36,756	8,673
Undistributed net long-term capital gains	—	—	—	944,892
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2011 and May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income***	$7,558,321	$4,199,763	$17,002,822	$15,236,318
Distributions from net ordinary income**	—	—	—	116,883
Distributions from net long-term capital gains	—	—	—	—

2010	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$7,984,031	$3,969,324	$15,980,337	$14,200,162
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2011, as Exempt Interest Dividends.

At May 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia	Louisiana	North Carolina
Expiration:
May 31, 2016	$31,207	$—	$1,256,363
May 31, 2017	3,757,974	5,092	1,649,881
May 31, 2018	3,466,007	2,346,994	4,606,864
May 31, 2019	—	107,840	—
Total	$7,255,188	$2,459,926	$7,513,108

Nuveen Investments	71

Notes to Financial Statements (continued)

During the Funds’ tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Georgia	North Carolina
Utilized capital loss carryforwards	$294,995	$849,911

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Louisiana
Post-October capital losses	$269,388

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2011, the complex-level fee rate for each of these Funds was ..1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory agreements with the Sub-Advisor under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen – advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen – advised funds.

72	Nuveen Investments

During the fiscal year ended May 31, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$90,676	$161,693	$180,598	$427,481
Paid to financial intermediaries (Unaudited)	79,150	142,580	155,347	371,842

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$50,148	$77,973	$92,307	$236,594

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$58,312	$50,310	$89,966	$197,193

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2011, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$4,353	$1,333	$8,913	$26,425

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	73

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	75

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

76	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	77

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Fund Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes

78	Nuveen Investments

thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams’ philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen Louisiana Municipal Bond Fund (the “Louisiana Fund”) and the Nuveen Tennessee Municipal Bond Fund (the “Tennessee Fund”) were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes are offered) and the performance of the Fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen North Carolina Municipal Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods, and the Nuveen Georgia Municipal Bond Fund lagged its peers somewhat in the longer three- to five-year periods, but its performance had improved in the recent one-year period. With respect to the Tennessee Fund and Louisiana Fund which, as noted above, had significant differences with their Performance Peer Groups, the Independent Board Members noted that the Tennessee Fund underperformed its benchmark in the one- and three-year periods, while the Louisiana Fund underperformed its benchmark in the three-year period, but outperformed its benchmark in the one-year period. With respect to any Funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such Funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds

Nuveen Investments	79

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members noted that each of the Funds had net management fees slightly higher or higher than the peer average but a net expense ratio below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

80	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	81

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Georgia Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Georgia Municipal Debt Fund category. The Lipper Georgia Municipal Debt Funds Average contained 16, 15 and 13 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Lipper North Carolina Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper North Carolina Municipal Debt Fund category. The Lipper North Carolina Municipal Debt Funds Average contained 24, 19 and 15 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Lipper Other States Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Fund category. The Lipper Other States Municipal Debt Funds Average contained 144, 137 and 123 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Georgia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market.

Standard & Poor’s (S&P) Louisiana Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Louisiana municipal bond market.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

Standard & Poor’s (S&P) North Carolina Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market.

Standard & Poor’s (S&P) Tennessee Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Tennessee municipal bond market.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

82	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	83

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS5-0511D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	15,567	0	565	0
Louisiana Municipal Bond Fund	15,004	0	565	0
North Carolina Municipal Bond Fund	17,201	0	565	0
Tennessee Municipal Bond Fund	17,021	0	565	0

Total	$64,793	$0	$2,260	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0%	0%	0%	0%
Louisiana Municipal Bond Fund	0%	0%	0%	0%
North Carolina Municipal Bond Fund	0%	0%	0%	0%
Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	15,406	0	550	0
Louisiana Municipal Bond Fund	14,531	0	550	0
North Carolina Municipal Bond Fund	17,386	0	550	0
Tennessee Municipal Bond Fund	16,919	0	550	0

Total	$64,242	$0	$2,200	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0%	0%	0%	0%
Louisiana Municipal Bond Fund	0%	0%	0%	0%
North Carolina Municipal Bond Fund	0%	0%	0%	0%
Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	565	0	0	565
Louisiana Municipal Bond Fund	565	0	0	565
North Carolina Municipal Bond Fund	565	0	0	565
Tennessee Municipal Bond Fund	565	0	0	565

Total	$2,260	$0	$0	$2,260

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	550	0	0	550
Louisiana Municipal Bond Fund	550	0	0	550
North Carolina Municipal Bond Fund	550	0	0	550
Tennessee Municipal Bond Fund	550	0	0	550

Total	$2,200	$0	$0	$2,200

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 5, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 5, 2011